SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                          July 30, 1998 (July 17, 1998)
               (Date of Report (Date of earliest event reported))

                              ALARIS MEDICAL, INC.

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                (Exact name of registrant as specified in charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                    33-26398
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                            (Commission File Number)


                                   13-3492624
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                        (IRS Employer Identification No.)


                             10221 Wateridge Circle
                               San Diego, CA 92121
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                    (Address of principal executive officers)


                                 (619) 458-7000
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              (Registrant's telephone number, including area code)


                           Exhibit index is on page __

ITEM 5. OTHER EVENTS

         On July 17, 1998, pursuant to an Agreement and Plan of Merger
(the "Agreement") entered into on June 24, 1998 by Registrant, ALARIS Medical Systems, Inc., a wholly-owned subsidiary of Registrant ("AMS"), Herbert J. Semler and Shirley L. Semler, Instromedix, Inc. ("Instromedix") and the other shareholders of Instromedix, AMS acquired all of the outstanding common stock of Instromedix (the "Acquisition"). Instromedix was subsequently merged with and into AMS.

         The total consideration for the Acquisition included (i) $51 million in cash, subject to certain adjustments, (ii) the assumption of indebtedness of Instromedix of approximately $5.1 million and (iii) approximately $1 million of transaction expenses incurred by Instromedix in connection with the Acquisition.


         The foregoing description of the Agreement is qualified in its entirety by reference to such Agreement, a copy of which is attached hereto as
Exhibit 2(a).


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits.

                  Exhibit 2(a) Agreement and Plan of Merger dated June 24, 1998 by and among ALARIS Medical, Inc., ALARIS Medical Systems, Inc., Herbert J. and Shirley L. Semler, Instromedix, Inc. and the shareholders of Instromedix, Inc.

                  Exhibit 2(b) Agreement to furnish to the Securities and Exchange Commission, upon request, omitted schedules and exhibits to the Agreement and Plan of Merger.

                  Exhibit 99(a)   Summary Financial Data of Instromedix,
                                  Inc.

                  Exhibit 99(b) News Release issued by ALARIS Medical, Inc. dated June 25, 1998.

                  Exhibit 99(c) News Release issued by ALARIS Medical, Inc. dated July 20, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    ALARIS MEDICAL, INC.
                                                       (Registrant)



Date:  July 29, 1998                                By:  /s/ William J. Mercer
                                                         William J. Mercer
                                                         President and CEO

                                  EXHIBIT INDEX

Exhibit 2(a)               Agreement and Plan of Merger dated June     Page ---
                           24, 1998 by and among ALARIS Medical,
                           Inc., ALARIS Medical Systems, Inc.,
                           Herbert J. and Shirley L. Semler,
                           Instromedix, Inc. and the shareholders
                           of Instromedix, Inc.

Exhibit 2(b)               Agreement to furnish to the Securities      Page __
                           and Exchange Commission, upon request,
                           omitted schedules and exhibits to the
                           Agreement and Plan of Merger.

Exhibit 99(a)              Summary Financial Data of Instromedix,      Page __
                           Inc.

Exhibit 99(b)              News Release issued by ALARIS Medical,      Page __
                           Inc. dated June 25, 1998.

Exhibit 99(c)              News Release issued by ALARIS Medical,      Page __
                           Inc. dated July 20, 1998.